                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           MICRO GENERAL CORPORATION
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                           MICRO GENERAL CORPORATION
                           1740 EAST WILSHIRE AVENUE
                          SANTA ANA, CALIFORNIA 92705
                                 (714) 667-0557

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 8, 1995

                                                                     May 8, 1995

To the Stockholders of
Micro General Corporation

  The Annual Meeting of Stockholders of Micro General Corporation, a Delaware corporation (the "Company"), will be held at the Company's headquarters, 1740
E. Wilshire Ave., Santa Ana, California, on June 8, 1995, at 10 A.M., local time, for the following purposes:

  1. To elect a board of five (5) directors, with each director so elected to hold office until the next Annual Meeting or until his successor has been elected and qualified or until his earlier death, resignation, or removal.

  2. To approve the Company's 1995 Stock Option Plan.

  3. To transact such other business as may properly come before the Annual Meeting and any continuation or adjournment thereof.

  The Board of Directors has fixed May 2, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, and only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. YOU ARE URGED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PRE-ADDRESSED, ENVELOPE. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

                                          By order of the Board of Directors,

                                      /s/ Linda I. Morton

                                          Linda I. Morton
                                          Corporate Secretary

                           MICRO GENERAL CORPORATION

                               ----------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 8, 1995

                               ----------------

  This Proxy Statement is being furnished to stockholders of Micro General Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters, 1740 E. Wilshire Avenue., Santa Ana, California, on June 8, 1995, at 10 A.M., local time, and at any continuation or adjournment thereof.

  This proxy statement, and the accompanying Notice of Annual Meeting and proxy card, are first being mailed to stockholders on or about May 8, 1995. A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1994, which contains audited financial statements, is concurrently being mailed to all stockholders of record on May 2, 1995.

  The Company's corporate office is located at 1740 E. Wilshire Ave., Santa Ana, California 92705. The Company's phone number is 714-667-0557.

                                 VOTING RIGHTS

  As of May 2, 1995, the record date for the determination of the stockholders of the Company entitled to notice of and to vote at the Annual Meeting, there were 1,948,166 shares of the Company's Common Stock outstanding. Each share entitles the holder to one vote on each matter to come before the Annual Meeting, except that stockholders are entitled to cumulative voting rights in the election of directors. Cumulative voting rights entitled a stockholder to give one nominee that number of votes equal to the number of directors to be elected multiplied by the number of shares owned by him or her, or to distribute such number of votes among two or more nominees in such proportion as the stockholder may choose. The five nominees receiving the highest number of votes at the Annual Meeting will be elected. In order for one or all stockholders to cumulate votes, one stockholder must give notice to the Secretary prior to the voting at the Annual Meeting of his or her intention to cumulate his or her votes. In the event that anyone other than the five nominees listed below should be nominated for election as a director, the persons named in the proxy will have authority, to be exercised in their discretion, to vote cumulatively for less than all the nominees.

  Properly executed and returned proxies, unless revoked, will be voted as directed by the stockholder or, in the absence of such direction, by the persons named therein FOR the election of the 5 director nominees listed below. As to any other business which may properly come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment. A proxy may be revoked at any time before it is voted by delivery of written notice of revocation to the Secretary of the Company or by delivery of a subsequently dated proxy, or by attendance at the Annual Meeting and voting in person. Attendance at the Annual Meeting without also voting will not in and of itself constitute the revocation of a proxy.

  The cost of soliciting proxies will be borne by the Company. It is expected that proxies will be solicited exclusively by mail; however, if it should appear desirable to do so, directors, officers and employees of the Company may communicate with stockholders, banks, brokerage houses, nominees and others by telephone, telegraph, or in person, to request that proxies be furnished.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of May 2, 1995, by (I) each of the current directors of the Company, (ii) by each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, and
(iii) all current directors and executive officers of the Company as a group. Except as may be indicated in the footnotes to the table, each of such persons has the sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

                                                     AMOUNT AND      PERCENT OF
                                                     NATURE OF       OUTSTANDING
                  NAME AND ADDRESS              BENEFICIAL OWNERSHIP   COMMON
                 OF BENEFICIAL OWNER             OF COMMON STOCK(1)   STOCK(2)
                 -------------------            -------------------- -----------
      Mr. Thomas E. Pistilli...................         3,334            0.0*
       1740 E. Wilshire Ave.
       Santa Ana, CA 92705
      Fidelity National Financial, Inc. .......       578,718(1)        29.7
       17911 Von Karman Ave., Suite #510
       Irvine, CA 92714
      Mr. William P. Foley, II. ...............       578,718(1)        29.7
       17911 Von Karman Ave., Suite #510
       Irvine, CA 92714
      Mr. Carl A. Strunk.......................       578,718(1)        29.7
       17911 Von Karman Ave., Suite #510
       Irvine, CA 92714
      Richard H. Pickup........................       197,800           10.2
       500 Newport Center Dr. #550
       Newport Beach, CA 92660
      Ronald E. Moran & Aldeen E. .............        96,800            5.0
       Moran TR UA 07-06-79 Morgan
       Family Trust
       18600 Hawthorne Blvd.
       Torrance, CA 90504
      All Officers and Directors
       as a Group (11 persons).................       588,052(2)        30.2

- --------
 * Represents less than 1%.

(1) Represents shares held of record by Fidelity National Financial, Inc. Messrs. Foley and Strunk are the Chief Executive Officer and Chief Financial Officer respectively of Fidelity National Financial Inc.

(2) Includes an aggregate of 9,334 shares which are not outstanding but which may be acquired on exercise of options held by officers and directors of the Company. Does not include an aggregate of 141,166 additional shares covered by stock options which are not currently, and within sixty days, will not be exercisable.
                             ELECTION OF DIRECTORS

                                   PROPOSAL 1

NOMINEES

  The Company's current Board of Directors has nominated five (5) individuals, Messrs. John J. Cahill, William P. Foley II, George E. Olenik, Thomas E. Pistilli, and Carl A. Strunk for election as directors of the Company at the Annual Meeting, each to serve as such until the next annual meeting of the Company's stockholders and until their respective successors are elected and qualified. While the Company's Board of Directors has no reason to believe that any nominee will be unavailable to serve as a director of the Company, the proxies solicited hereby will be voted for such other persons as shall be designated by the Company's Board of Directors should any nominee become unavailable to serve.

  Certain information concerning the five persons to be nominated at the Annual Meeting by the Company's Board of Directors for election as directors of the Company for the ensuing year is set forth below:

             NOMINEE                  PRINCIPAL OCCUPATION            AGE
             -------                  --------------------            ---
        John J. Cahill       Independent Consultant                    62
        William P. Foley, II Chairman of the Board and                 50
                              Chief Executive Officer of
                              Fidelity National Financial, Inc.
        George E. Olenik     President and Chief Executive             63
                              Officer of Pick Systems
        Thomas E. Pistilli   President, Chief Executive Officer,       52
                              Chief Financial Officer and
                              Director of the Company
        Carl A. Strunk       Executive Vice President,                 57
                              Chief Financial Officer and Treasurer
                              of Fidelity National Financial, Inc.

JOHN J. CAHILL

  Mr. Cahill is serving as a director of Dataram Corporation. He served as President and CEO of Rockaway Corporation (a New York Stock Excange company prior to its acquistion by ASCOM/Hasler) from 1974 to 1989. Mr. Cahill is a Certified Public Accountant. Mr. Cahill is a new director to the Board serving since February 1995.

WILLIAM P. FOLEY, II

  Mr. Foley has served as a director of the company since June 1994. He is the Chairman of the Board and Chief Executive Officer of Fidelity National Financial, Inc. since its formation and of Fidelity National Title Insurance Company ("Fidelity Title") from 1984 through December 1994. During this time, Mr. Foley has also served for a year and a half as the President and a director of Land Resources Corporation, a Pennsylvania corporation, engaged in residential and commercial real estate investment and development and a former affiliate of Fidelity Title. Mr. Foley is also currently serving as the Chairman of the Board and Chief Executive Officer of CKE Enterprises, Inc., and is a director of Holly Residential Properties Inc.

GEORGE E. OLENIK

  Mr. Olenik has served as a director of the Company since December 1989. Mr. Olenik is currently the CEO of Pick Systems Inc., Irvine, California. Prior to joining Pick Systems Inc. he served as an analyst consultant for Inco Venture Capital Management. He formerly served as President and board member of Micro Five Corp., Costa Mesa, California.

THOMAS E. PISTILLI

  Mr. Pistilli has served as the President, Chief Executive Officer, Chief Financial Officer, and Director since November 1994. Prior to joining the Company Mr. Pistilli served as a management consultant to the Company for approximately two years. Mr. Pistilli is the former President and CEO of International Mailing Systems, Inc. (Ascom/Hasler), Shelton Connecticut, where he served in that capacity for 11 years. Mr. Pistilli is a new director to the Board serving since November 1994.

CARL A. STRUNK

  Mr. Strunk has served as a director of the Company since June 1994. Mr. Strunk joined Fidelity Title in February 1992 as Executive Vice President. He was named Executive Vice President and Chief Financial Officer of Fidelity National Financial, Inc. in March 1992. Prior to his employment with Fidelity National Financial, Inc., Mr. Strunk was President of Land Resources Corporation from 1986 to 1991. Mr. Strunk is a Certified Public Accountant. He is also currently serving as a director of Pac Rim Holding Corporation.

STRUCTURE AND FUNCTION OF THE BOARD OF DIRECTORS

  During the last fiscal year, the Company's Board of Directors held a total of 4 regular and special meetings or otherwise took action by written consent. The Board of Directors has no separate nominating or compensation committees, but does have Audit and Stock Option Committees. The Audit Committee consults with the Company's independent auditors concerning their engagement and audit plan, and thereafter concerning the auditor's report and management letter. The Audit Committee, with the assistance of the independent auditors, also monitors the adequacy of the Company's internal accounting controls. Messrs. Cahill, Foley, Olenik and Strunk, none of whom is an employee of the Company, are the current members of the Audit Committee. During the last fiscal year, the Audit Committee held 1 meeting. The Stock Option Committee is appointed by the Board of Directors. During the last fiscal year, each of the directors attended in excess of 75% of each of the meetings of the Board and each committee, if any, of which he was a member.

KEY EMPLOYEES

  In addition to Mr. Pistilli, the Company has 5 additional key employees Michael H. Hilford, John J. Horbal, John M. Lyons, Linda I. Morton and Michael
F. Parrilli.

  Mr. Hilford joined the Company as Vice President-Engineering in October 1987. For three years prior to joining the Company, Mr. Hilford organized a fault tolerant data base company, Safe-Data Systems, and was one of the founding mangers of Triconex, a fault tolerant process control computer company. He was a Hardware Engineer Manager and acting Vice President-Engineer at Computer Automation between 1981 and 1983.

  Mr. Horbal joined the Company as Vice President-Research & Development in January 1995. Prior to joining the Company, Mr. Horbal was with ASCOM/HASLER and Better Packages, Shelton, Connecticut, for 25 years serving as Director of Engineering, Director of Research and Development, and Chief Engineer.

  Mr. Lyons joined the Company as Vice President-Manufacturing in May 1990. Before joining the company Mr. Lyons was with Western Digital Corporation for ten years serving in various positions. His most recent position was that of Director of Material for the Storage Business Unit (board products).

  Ms. Morton was elected as Corporate Secretary in June 1991. She joined the Company in September 1983 and has served in various management accounting positions. She is currently serving as Controller of the Company.

  Mr. Parrilli was elected as Vice President-Sales and Marketing in November 1994. He joined the Company in February 1987 and has served as National Sales Manager--NOMDA and Southeast Regional Sales Manager.

            REPORT OF THE BOARD OF DIRECTORS ON ANNUAL COMPENSATION

  The Board of Directors is composed of outside directors, with the exception of the CEO, and is responsible for setting and administering the policies which govern both annual compensation and stock ownership programs.

  The annual compensation programs of the Company are based on performance. Micro General's employee annual compensation is comprised of a base salary coupled with a management bonus and stock options the amounts of which are determined based on the achievement of specific goals.

  The Company adopted a management bonus plan for fiscal year 1994 which provided for bonuses in the form of cash to be paid to officers and other key employees of the Company based upon the fiscal year 1994 performance of the Company and each participant's individual performance. The Board determined that no management bonuses were to be paid for fiscal 1994.

                                          MICRO GENERAL CORPORATION
                                          Board of Directors
April 28, 1995
                                          John J. Cahill
                                          William P. Foley II
                                          Thomas E. Pistilli
                                          George E. Olenik
                                          Carl A. Strunk

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

CASH COMPENSATION

  The following table sets forth certain information concerning the cash renumeration paid by the Company to the CEO for services rendered during the three most recent fiscal years. No other executive officers of the Company received cash compensation in excess of $100,000 during fiscal year 1994.

       NAME AND PRINCIPAL     FISCAL                          OTHER
            POSITION           YEAR     SALARY     BONUSES COMPENSATION  TOTAL
       ------------------     ------   --------    ------- ------------ --------
   George D. O'Leary.........  1994(1) $125,186    $  -0-     $4,500    $129,686
   President & Chief           1993     125,000    10,800      5,400     141,200
   Executive Officer           1992     127,404(2)  5,000      5,400     137,804
   Thomas E. Pistilli........  1994      18,025(3)    -0-        900      18,925
   President & Chief
   Executive Officer

- --------
(1) Mr. O'Leary left the Company effective November 8, 1994.
(2) 53 week fiscal year
(3) Mr. Pistilli was appointed President & Chief Executive Officer on November 8, 1994. Mr. Pistilli's earnings are pro-rated for the period of November 8, 1994 to December 31, 1994, based on an annual salary of $140,000.

  The Company currently pays directors' fees of $3,000 per meeting to all non-employee directors for attending board meetings.

STOCK PERFORMANCE

  Pursuant to recent SEC regulations, listed on the next page is the performance of the cumulative total return to shareholders (stock price appreciation) during the previous 5 years in comparison to returns on the NASDAQ Stock market index and Nasdaq Computer Manufacturers Stock index.

                         [GRAPH APPEARS HERE]

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                             PERFORMANCE GRAPH FOR
                           MICRO GENERAL CORPORATION

Prepared by the Center for Research in Security Prices
Produced on 02/17/95 including data to 12/30/94


                               MICRO        NASDAQ         NASDAQ
Measurement period            GENERAL       STOCK         COMPUTER
(Fiscal year Covered)       CORPORATION     MARKET      MANUFACTURERS
- ---------------------       -----------     ------     -------------
12/29/89                       100.0         100.0          100.0
12/31/90                        62.5          84.9          106.5
12/31/91                        78.1         136.3          149.1
12/31/92                        56.3         158.6          200.4
12/31/93                        80.0         180.9          189.9
12/31/94                        85.0         176.9          208.6


STOCK OPTION PLANS

  In October 1981, the Company established its Incentive Stock Option Plan (the "ISO Plan"), which was approved by the Company's shareholders at the July 7, 1982 annual meeting of shareholders and amended and restated by the Company's shareholders on August 23, 1983, May 22, 1986. On June 18, 1992 at the annual meeting of shareholders the 1981 ISO Plan was amended and restated and became known as the 1991 ISO Plan. The ISO Plan provides for the granting of "incentive stock options" (within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended) to employees of the Company and is administered by the Stock Option Committee (the "Option Committee"), which is appointed by the Board. The purpose of the ISO Plan is to provide employees with additional incentive by offering them a greater interest in the continued success of the Company through increased stock ownership. The ISO Plan consists of 220,000 authorized shares of Common Stock of the Company and will terminate on October 7, 2001 by its terms. Each option terminates on the fifth anniversary of its grant or at such earlier time as the Option Committee may determine. The Option Committee makes recommendations to the Board, for its approval, as to whom options are granted, the number of shares covered by each option, the time or times at which such options are granted and exercisable and the purchase price of Common Stock covered by the option (which is not less than the fair market value of such stock on the date of grant of such option). The option holder must remain in the continuous employ of the Company from the date of the grant to and including the date of exercise or all or a portion of the options granted, and no option is exercisable more than three months after termination of an optionee's employment with the Company unless termination of employment occurs by reason of disability or death.

  As of March 31, 1995, there were options outstanding under the ISO Plan in respect of an aggregate of 160,000 shares of Common Stock with an average exercise price per share of $2.14 and there were 20 participants in the ISO Plan.

                               OPTION GRANT TABLE

                     OPTIONS GRANTED IN CALENDAR YEAR 1994

                                                                        POTENTIAL REALIZED
                                                                             VALUE AT
                                                                          ASSUMED ANNUAL
                                                                          RATES OF STOCK
                                                                        PRICE APPRECIATION
                           INDIVIDUAL GRANTS                             FOR OPTION TERM
- ----------------------------------------------------------------------- --------------------
          (A)               (B)           (C)         (D)       (E)       (F)         (G)
                                      % OF TOTAL    EXERCISE
                          OPTIONS   OPTIONS GRANTED OR BASE
                         GRANTED(#) TO EMPLOYEES IN  PRICE   EXPIRATION
          NAME           (A)(B)(C)   CALENDAR YEAR   ($/SH)     DATE     5% ($)     10% ($)
          ----           ---------- --------------- -------- ---------- ---------  ---------
T. Pistilli.............    -0-           -0-        $0.00      n/a         $0.00       $0.00

- --------
(A) All shares were granted under the Company's Incentive Stock Option Plan which is administered by the Company's Stock Option Committee.

(B) Options are exercisable starting 12 months after the grant date with 1/3 of the shares covered thereby becoming exercisable at that time and with an additional 1/3 of the option shares becoming exercisable on each successive anniversary date, with full vesting occurring on the third anniversary date. Any unaccrued options terminate when the grantee's relationship with the Company is terminated for any reason.

(C) The options have an exercise term of 4 years, subject to earlier termination in certain events related to termination of employment.

                   OPTION EXERCISES AND YEAR-END VALUE TABLE

                AGGREGATE OPTION EXERCISES IN CALENDAR YEAR 1994
                       AND CALENDAR YEAR-END OPTION VALUE

                                                        NUMBER OF
                                                       UNEXERCISED  VALUE OF UNEXERCISED
                                                       OPTIONS AT       IN-THE-MONEY
                            SHARES                      12/31/94    OPTIONS AT 12/31/94
                         ACQUIRED ON       VALUE      EXERCISABLE/      EXERCISABLE/
          NAME           EXERCISE (#) REALIZED ($)(A) UNEXERCISABLE    UNEXERCISABLE
          ----           ------------ --------------- ------------- --------------------
George D. O'Leary.......     -0-            -0-       82,000/64,000   $78,375/$33,000

- --------
(A) Market Value of shares acquired at exercise date minus the exercise price of options.

                       APPROVAL OF 1995 STOCK OPTION PLAN

                                   PROPOSAL 2

DESCRIPTION OF THE 1995 STOCK OPTION PLAN.

  Under the Company's existing 1991 Stock Option Plan, no shares of Common Stock remain available for the grant of options. See "Compensation of Executive Officers and Directors--Stock Option Plans". The Company's Board of Directors believes it to be in the best interests of the Company and its stockholders to increase the number of shares available for the grant of options to provide incentives to officers and other key employees of the Company to remain with and increase their efforts on behalf of the Company, and to enable the Company's management to grant options to non-employee directors and consultants expected to provide significant services to the Company. Accordingly, the 1995 Stock Option Plan (the "1995 Plan") was unanimously adopted by the Company's Board of Directors on February 9, 1995, and is being submitted to the Company's stockholders at the Annual Meeting for their approval.

  Subject to typical anti-dilution provisions for stock splits, stock dividends, and the like, the 1995 Plan authorizes the grant of options to purchase an aggregate of up to 200,000 additional shares of the Company's Common Stock. As of March 31, 1995, the aggregate market value of these 200,000 shares of Common Stock was $500,000, based upon the closing sales prices of the Common Stock on that date, as reported by NASDAQ. If an option granted under the 1995 Plan expires or terminates, the shares subject to any unexercised portion of that option will again become available for the issuance of further options under the 1995 Plan. Options may be granted under the 1995 Plan which are intended to qualify as "incentive stock options" under Section 422A of the Code ("Incentive Stock Options") or, alternatively, as stock options which will not so qualify ("Nonstatutory Options"). The 1995 Plan will terminate on February 9, 2005, and no options may be granted under the 1995 Plan thereafter. As of the date of this Proxy Statement, no options had been granted under the 1995 Plan.

  The 1995 Plan will be administered by a committee consisting of at least three disinterested directors of the Board who have been appointed by the Board (the "Committee"). The Committee will have the authority to select the persons to receive options granted under the 1995 Plan, the extent of their participation, and the terms and conditions of each option, subject to certain limitations set forth in the 1995 Plan. Full-time officers and employees of the Company or its divisions and subsidiaries are eligible to be granted Incentive Stock Options under the 1995 Plan. At present, the Company has no active subsidiaries. In addition, full and part time employees, officers, non-employee directors and consultants, expected to provide significant services to the Company may be granted Nonstatutory Options under the 1995 Plan. The Company presently employs approximately 37 persons on a full-time basis, all of whom except for the present members of the Committee are currently eligible for selection as participants in the 1995 Plan.

  Options granted under the 1995 Plan will become exercisable in accordance with the terms of the grant made by the Committee, as set forth in a written stock option agreement to be entered into by all participants receiving options granted under the 1995 Plan. The Committee has discretionary authority to select participants from among eligible persons and to determine at the time an option is granted whether it is intended to be an Incentive Stock Option or a Nonstatutory Option, and when and in what increments shares covered by the option may be purchased. Options may be granted on terms providing that they will be exercisable either in whole or in part at any time or times during periods or intervals during the term of the option. While the 1995 Plan does not limit the number of shares as to which options may be granted to any one participant (including executive officers and directors of the Company), it does provide that no employee may be granted Incentive Stock Options which first become exercisable in any calendar year to purchase shares of Common Stock having a fair market value (determined at the time of the grant of the option) in excess of $100,000, reduced by the fair market value (similarly determined) of any shares subject to incentive stock options granted under any other plan of the Company which also become exercisable in such calendar year.

  If an optionee's employment is terminated other than for cause (as defined in each option agreement), the employee will have the right to exercise his option to the extent then exercisable, at any time within a three (3) month period thereafter, to the extent he was entitled to exercise the option prior thereto. If an optionee dies while still employed, or within the period of time after his voluntary retirement specified in his option agreement, the option may be exercised at any time within twelve (12) months thereafter by his estate of by the person or persons to whom his rights under the option passed by will or the laws of descent or distribution, but only to the extent such option was exercisable by him on that date. The Board of Directors or the Committee may accelerate the time at which options may be exercised. Options granted under the 1995 Plan will not be transferable except by will and the laws of descent and distribution. During the life of the person to whom the option is granted, that person alone may exercise it.

  Within the limits of the 1995 Plan, the Committee may also modify, extend or renew outstanding options or accept the cancellation of outstanding options (to the extent not previously exercised) for the granting of new options in substitution therefor. However, no modification of an option which alters or impairs any rights or obligations under any option previously granted may be made without the consent of the optionee.

  For employees holding more than ten percent (10%) of the total combined voting power of all classes of outstanding stock, the purchase price of each option granted under the 1995 Plan cannot be less than 110% of the fair market value per share of the Company's Common Stock subject thereto on the date of the grant. For all other participants, the option exercise price may not be less than the fair market value per share of the Company's Common Stock subject thereto on the date of the grant in the case of Incentive Stock Options, nor less than 85% of the fair market value per share of the Company's Common Stock on the date of grant in the case of Nonstatutory Options. Upon exercise of an option, the exercise price shall be payable to the company in full. The fair market value per share will generally be the closing bid quotation for a share of the Company's Common Stock on the date an option is or was granted under the 1995 Plan. If there is no market price available on such date, the fair market value per share will be determined on the basis of factors deemed relevant by the Committee, including without limitation the book value of the shares on such date and the earnings of the Company.

  The Board of Directors may, without affecting any outstanding options, from time to time revise or amend the 1995 Plan, and may suspend or discontinue it at any time. However, no such revision or amendment may either increase the number of shares subject to the 1995 Plan (with the exception of adjustments resulting from changes in capitalization) or change the class of participants eligible to receive options granted under the 1995 Plan without shareholder approval.

  In the event that the Company should elect to dissolve, merge or consolidate with any other corporation, sell substantially all of its assets to another person or entity, or enter into any other reorganization in a transaction in which the Company is not the surviving corporation, the date of exercisability of each option outstanding under the 1995 Plan will be accelerated to a date prior to such transaction unless provision is made in connection with such transaction for the assumption of the option or substitution of new options with appropriate adjustments by the surviving corporation.

  The foregoing description of the 1995 Plan is only a summary of the principal terms of the 1995 Plan, does not purport to be complete, and reference is made to the 1995 Plan which sets forth in detail all of the terms and conditions upon which options can be granted thereunder. A complete copy of the 1995 Plan will be provided without charge, upon written or oral request, to any shareholder to whom this Notice of Annual Meeting and Proxy Statement is being sent, addressed to Corporate Secretary, Micro General Corporation, 1740 E. Wilshire Avenue, Santa Ana, California 92705; telephone (714) 667-0557.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1995 PLAN

  Except under the circumstances described below, neither the grant or the exercise of an Incentive Stock Option will result in the recognition of taxable income to the Optionee. Correspondingly, the Company will not be entitled to a deduction for federal income tax purposes either at the time an Incentive Stock Option is granted or when the optionee exercises the Incentive Stock Option or subsequently sells the option shares.

  If the optionee does not dispose of the shares acquired upon exercise of an Incentive Stock Option until at least two years after the date the option was granted and at least one year after the date of exercise of the option, any gain on the sale will be taxed to the optionee as long-term capital gain. However, the excess of the market value of the shares of Common Stock acquired upon exercise over the option exercise price constitutes an "item of tax preference" which is subject to the "alternative minimum tax" provisions of the Internal Revenue Code, unless the disposition of the shares received upon exercise results in ordinary income to the optionee.

  If an optionee disposes of shares acquired upon the exercise of an Incentive Stock Option granted under the 1995 Plan sooner than two years after the date of grant, or within one year after exercise of the option, any gain realized will generally be taxed as ordinary income in the year of such disposition, in an amount equal to the difference between the exercise price and either the value of the shares at the time of exercise or the sale price, whichever is less. The balance of the optionee's gain, if any, on the disposition of the shares will be taxable as long-term capital gain, provided the holding period for long term capital assets, currently six months, has been satisfied. On any disposition of shares which does not qualify for incentive stock option treatment under the Internal Revenue Code, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income taxed to the optionee.

  The Tax Reform Act of 1986 (the "Act") has largely eliminated the favorable treatment afforded to capital gains under prior law. Pursuant to the Act, any capital gain recognized will be subject to tax at the same rates as are applicable to other types of income. In addition, the Act also modified the treatment of Incentive Stock Options for purposes of the alternative minimum tax. For this purpose, the basis of stock acquired upon exercise of an incentive stock option will be equal the fair market value taken into account in determining the amount of the preference for alternative minimum tax purposes. Accordingly, an optionee can have a basis in stock for regular tax purposes and a different basis for minimum tax purposes.

  At the time of the grant of a Nonstatutory Option, the optionee will recognize no taxable income, and the Company will not be entitled to a deduction, as long as such options are not actively traded on an established market and their fair market value cannot otherwise be measured with reasonable accuracy. However, upon the exercise of a Nonstatutory Option the optionee will recognize taxable income in the amount by which the then fair market value of the shares of the Company's Common Stock acquired upon exercise exceeds the aggregate exercise price therefor, with the Company being entitled to a compensation deduction for federal income tax purposes in an equal amount. The amount of such taxable income will be characterized as compensation income to the optionee. Persons that may be subject to the application of the provisions of Section 16(b) are subject to certain additional rules.

  Upon subsequent disposition of shares of Common Stock acquired upon exercise of a Nonstatutory Option, the optionee will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and the basis for the shares (the basis being equal to the sum of the price paid for the shares upon exercise and the amount of ordinary income recognized on account thereof), provided that the optionee will be characterized as long or short term, depending upon whether the holding period for long-term capital gain treatment, currently six months, has been met. However, as discussed above, the Act eliminates in future years the preferential treatment afforded to capital gains under prior law.

RECOMMENDATION

  The Company's Board of Directors has unanimously recommended that the Company's stockholders vote FOR approval of the 1995 Plan. Approval of the 1995 Plan by the Company's stockholders will require the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote.

CERTAIN TRANSACTIONS

  Not applicable.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

  Rules adopted by the Securities and Exchange Commission ("SEC") under Section 16(a) of the Securities Exchange Act of 1934 require the Company's officers and directors, and persons who own more than ten percent of the issued and outstanding shares of the Company's Common Stock, to file reports of their ownership, and changes in ownership, of such securities with the SEC on SEC Forms 3, 4 or 5, as appropriate. Officers, directors and greater-than-ten-percent stockholders are required by the SEC's regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

  Based solely upon a review of Forms 3, 4 and 5, and amendments thereto furnished to the Company during its most recent fiscal year end, and any written representations provided to it, the Company is advised that all filings were timely and correctly made.

                            INDEPENDENT ACCOUNTANTS

  KPMG Peat Marwick LLP was retained to serve as the Company's independent certified public accountants for fiscal year 1994. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, and to be available to respond to any stockholder questions directed to KPMG Peat Marwick LLP. This representative will have an opportunity to make a statement if KPMG Peat Marwick LLP so desires.

                             STOCKHOLDER PROPOSALS

  In order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Company's next annual meeting of stockholders, proposals by the Company's stockholders intended to be presented at such annual meeting must be received by the Company no later than ninety (90) days prior to May 2, 1996.

                                 ANNUAL REPORTS

  The Company's 1994 Annual Report to Stockholders, which includes audited financial statements for the Company's fiscal year ended December 31, 1994, is being mailed with this proxy statement to stockholders of record on May 2, 1995. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and any amendments thereto, is available without charge to any stockholder of the Company upon written request to Secretary, Micro General Corporation, 1740 East Wilshire Avenue, Santa Ana, California, 92705. If copies of any of the Exhibits thereto are requested, a copying charge of $.20 per page will be made.

                                 OTHER MATTERS

  The Board of Directors of the Company is unaware of any other business to be presented for consideration at the Annual Meeting. If any other business should properly come before the meeting, the proxies will be voted in accordance with the best judgment of the proxy holders.

                                          By order of the Board of Directors

                                      /s/ Linda I. Morton

                                          Linda I. Morton
                                          Corporate Secretary

Santa Ana, California
May 8, 1995

                           Micro General Corporation

                             1995 Stock Option Plan


     1.  Purpose.   The Plan is intended to provide incentive to key employees, consultants and directors of the Corporation, to encourage proprietary interest in the Corporation, to encourage such key employees to remain in the employ of the Corporation and its Subsidiaries, to attract new employees with outstanding qualifications, and to afford additional incentive to consultants to increase their efforts in providing significant services to the Corporation.

     2.  Definitions.

         (a) "Board" shall mean the Board of Directors of the Corporation.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean the committee, if any appointed by the Board in accordance with Section 4 of the Plan.

         (d) "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Corporation.

         (e) "Corporation" shall mean Micro General Corporation, a California corporation.

         (f) "Director Option" shall mean an Option granted pursuant to Section
5.

         (g) "Disability" shall mean the condition of an Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

         (h) "Disinterested Director" shall mean a director of the Company who is "disinterested" within the meaning of Rule 16b-3 under the Exchange Act.

         (i) "Employee" shall mean an individual who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Corporation or a Subsidiary.

         (j) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Option may be exercised.

         (k) "Fair Market Value" shall mean the value of one (1) Share of Common

Stock, determined as follows:

             (1) If the Shares are traded on an exchange, the price at which Shares traded at the close of business on the date of valuation;

             (2) If the Shares are traded over-the-counter on the NASDAQ System, the closing price if one is available, or the mean between the bid and asked prices on said System at the close of business on the date of valuation; and

             (3) If neither (1) nor (2) applies, the fair market value as determined by the Board or the Committee in good faith. Such determination shall be conclusive and binding on all persons.

         (l) "Incentive Stock Option" shall mean an option described in Section 422 of the Code.

         (m) "Nonstatutory Stock Option" shall mean any stock granted pursuant to the Plan.

         (n) "Optionee" shall mean an employee who has received an Option.

         (o) "Outside Director" shall mean a director of the Company who is an outside director within the meaning of 162(m) of the Code.

         (p) "Plan" shall mean the Micro General Corporation 1995 Stock Option Plan, as it may be amended from time to time.

         (q) "Retirement" shall mean the voluntary termination of employment by an Employee upon the attainment of age sixty-five (65) and the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary.

         (r) "Share" shall mean one (1) share of Common Stock, adjusted in accordance with Section 10 of the Plan (if applicable).

         (s) "Subsidiary" shall mean any corporation at least fifty percent (50%) of the total combined voting power of which is owned by the Corporation or by another Subsidiary.

     3.  Effective Date.   The Plan was adopted by the Board on February 9,
1995, subject to the approval by the Corporation's shareholders. The Plan is being submitted to the shareholders of the Corporation for their approval at the Annual Meeting thereof scheduled for June 8, 1995. The effective date of the Plan shall be February 9, 1995, provided that the Plan is approved by the shareholders of the Corporation at the Annual Meeting.

     4.  Administration.   The Plan shall be administered by the Outside
Directors of the Board, or by a committee appointed by the Board which shall consist of not less than three (3) members each of whom are Disinterested Directors and Outside Directors (the "Committee"). The Board shall appoint one of the members of the Committee, if there be one, as Chairman of the Committee. If a Committee has been appointed, the Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Board, or the Committee if there be one, shall from time to time at its discretion select the Employees and consultants who are to be granted Options, determine the number of Shares to be granted to each Optionee and designate such Options such as Incentive Stock Options or Non-statutory Stock Options, except that no Incentive Stock Option may be granted to a non-Employee consultant. The interpretation and construction by the Board, or by the Committee if there be one, of any provision of the Plan or of any Option granted thereunder shall be final. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

     5.  Participation.

         (a) Option Grants for Employees and Consultants.

             (1) Ten-Percent Shareholders. An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Option unless (I) the Exercise Price of the Shares subject to such Option is at least one hundred percent (100%) of the Fair Market Value of such Shares on the date of grant and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

             (2) Stock Ownership. For purposes of (1) above, in determining stock ownership an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers, sisters, spouses, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

             (3) Outstanding Stock. For purposes of (1) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

         (b) Option Grants for Non-Employee Directors.

             (1) Grant. Subject to the availability of an adequate number of Shares designated under the Plan, each non-Employee Director shall be granted Director Options under the Plan automatically on a non-discretionary basis according to the following provisions of this Section 5(b). Director Options shall be granted automatically to non-Employee Directors as follows: (i) each person who is a non-Employee Director on the first business day following the 1995 annual meeting of stockholders of the Company shall be granted on such date an Option to purchase 2,500 Shares; and (ii) thereafter, each person who is a non-Employee Director on the first business day following the day of a subsequent annual meeting of stockholders shall be granted on such first business day an Option to purchase 2,500 Shares.

             (2) Duration. Each Director Option shall terminate on the date which is the tenth anniversary of the grant date, unless terminated earlier as follows:

                 (a) If an Optionee's service as a Director terminates for any reason other than Disability, death, or cause, the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was exercisable as of the date of the Optionee's service as a Director was terminated, after which time the Option shall automatically terminate in full.

                 (b) If an Optionee's service as a Director terminates by reason of Disability, the Optionee may, for a period of one (1) year after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as Director terminated, after which oney (1) year period the Option shall automatically terminate in full.

                 (c) If an Optionee's service as a Director terminates for cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

                 (d) If an Optionee dies while a Director or within three (3) months after termination of service as a Director as described in clause (a) or
(b) of this Section 5(b)2, the Option granted to the Optionee may be exercised at any time within twelve (12) months aftrer the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of termination of the Optionee's services as a Director.

     6. Stock. The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed 100,000 shares. The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. In the event that any outstanding Option for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be made subject to any Option. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified therein.

     7.  Terms and Conditions of Options.

         (a) Stock Option Agreements. Options shall be evidenced by written stock option agreements in such form as the Board, or the Committee if there be one, shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below.

         (b) Number of Shares. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

         (c) Exercise Price. Each Option shall state the Exercise Price. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of any Option granted to an Optionee shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

         (d) Time of Payment. The purchase price shall be payable in full in United States dollars upon the exercise of the Option.

         (e) Term and Nontransferability of Options. Each Option shall state the time or times which all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted, and no Option granted to an Optionee described in Section 5(a)1 hereof shall be exercisable after the expiration of five (5) years from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution.

         (f) Termination of Employment, Except by Death, Disability or Retirement. If an Optionee ceases to be an Employee for any reason other than his or her death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions of (3) above, to exercise the Option at any time within three (3) months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised; provided, however, that if the Optionee was terminated for cause (as defined in the applicable option agreement) any Option not exercised in full prior to such termination shall be cancelled. For this purpose, the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90th) day after the Optionee's reemployment rights are guaranteed by statute or by contract.

         (g) Death of Optionee. If an Optionee dies while an Employee, or after ceasing to be an Employee but during the period while he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions of
(3) above, at any time within twelve (12) months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

         (h) Disability of Optionee. If an Optionee ceases to be an Employee by reason of Disability, such Optionee shall have the right, subject to the restrictions of (f) above, to exercise the Option at any time within twelve (12) months after termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

         (i) Retirement of Optionee. If an Optionee ceases to be an Employee by reason of Retirement, such Optionee shall have the right, subject to the restrictions of (3) above, to exercise the Option at any time within three (3) months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

         (j) Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10 hereof.

         (k) Modification, Extension and Renewal of Option. Within the limitations of the Plan, the Board, or the Committee if there be one, may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution thereof. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

         (l) Other Provisions. The stock option agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Board, or the Committee if there be one, shall deem advisable.

     8.  Limitation on Value of Exercisable Shares.   In the case of Incentive
Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any employee of the Company for the first time during any calendar year (under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries) shall not exceed $100,000.

     9.  Term of Plan.   Options may be granted pursuant to the Plan until the
expiration of ten (10) years from the effective date of the Plan.

     10.  Recapitalizations.   Subject to any required action by shareholders,
the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation. Subject to any required action by stockholder, if the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. In the event of a merger or consolidation in which the Corporation is not the surviving corporation, the date of exercisability of each outstanding Option shall be accelerated to a date prior to such merger or consolidation, unless the agreement of merger or consolidation provides for the assumption of the Option by the successor to the Corporation. To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Board, or the Committee if there be one, whose determination shall be conclusive and binding on all persons. Except as expressly provided in this Section 10, the Optionee shall have no rights by reason of subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power to the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

     11.  Securities Law Requirements.

         (a) Legality of Issuance. The issuance of any Shares upon the exercise of any

Option and the grant of any Option shall be contingent upon the following:

             (1) The Corporation and the Optionee shall have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), and to qualify the Option and the Shares under any and all applicable state securities or "blue sky" laws or regulations, or to perfect an exemption from the respective registration and qualification requirements thereof;

             (2) Any applicable listing requirement of any stock exchange on which the Common Stock is listed shall have been satisfied; and

             (3) Any other applicable provision of state or Federal law shall be satisfied.

         (b) Restrictions on Transfer. Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not required an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Any determination by the Corporation and its counsel in connection with any of the matter set forth in this Section 11 shall be conclusive and binding on all persons. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law.

         "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

         (c) Registration or Qualification of Securities. The Corporation may, but shall not be obligated to register or qualify the issuance of Options and/or the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the issuance of Options or the sale of Shares under the Plan to comply with any law.

         (d) Exchange of Certificates. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

     12. Interpretation. Unless otherwise expressly stated in the relevant Agreement, any grant of Options is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Board, or Committee if there be one, shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options to fail to qualify as performance-based compensation.

     13. Amendment of the Plan. The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's stockholders, no such revision or amendment shall:

         (a) Increase the number of Shares subject to the Plan; or

         (c) Amend this Section 12 to defeat its purpose.

     14. Application of Funds. The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

     15. Execution. To record the adoption of the Plan in the form set forth above by the Board effective as of February 9, 1995, the Corporation has caused this Plan to be executed in the name and on behalf of the Corporation where provided below by an officer of the Corporation thereunto duly authorized.

                           MICRO GENERAL CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Thomas E. Pistilli and Linda Morton, and each of them, as attorneys-in-fact and proxies for the undersigned, with full power of substitution, to represent the undersigned and vote, as designated below, all of the shares of Common Stock of Micro General Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Micro General Corporation to be held on June 8, 1995 or at any adjournment or continuation thereof.

1. ELECTION OF DIRECTORS:
                                      WITHHOLD
                              FOR     AUTHORITY  ABSTAIN

   John J. Cahill             [  ]      [  ]       [  ]

   William P. Foley II        [  ]      [  ]       [  ]

   George E. Olenik           [  ]      [  ]       [  ]

   Thomas E. Pistilli         [  ]      [  ]       [  ]

   Carl A. Strunk             [  ]      [  ]       [  ]


2. To approve the Company's
   1995 Stock Option Plan     [  ]      [  ]       [  ]


3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or continuation thereof.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE FIVE NOMINEES LISTED ABOVE AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.

                               Please sign exactly as name appears below, date and return this card promptly using the enclosed envelope. Executors, administrators, guardians, officers of corporations, and others signing in a fiduciary capacity should state their full titles as such.


                                         Dated . . . . . . . . , 1995


                                         --------------------------------------
                                         Signature



                                         _______________________________________
                                         Signature (if held jointly)


WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.